UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 12, 2008
Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code: (585) 724-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.02 (b)
On December 12, 2008, Hector de J. Ruiz notified the Company in writing of his decision not to stand for re-election to the Board of Directors at the Company’s Annual Meeting of Shareholders in 2009. Dr. Ruiz will continue to serve as a director of the Company until the 2009 Annual Meeting of Shareholders, which is currently expected to be held in May of 2009.
The press release issued by the Company on December 18, 2008 announcing Dr. Ruiz’s decision is attached hereto as Exhibit (99.1).

ITEM 9.01	Financial Statements and Exhibits
(d) Exhibits
(99.1)	Press release issued by Eastman Kodak Company on December 18, 2008 relating to the departure of Hector de J. Ruiz.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY
By:	/s/ Laurence L. Hickey
Laurence L. Hickey
Secretary

Date: December 18, 2008
EASTMAN KODAK COMPANY
INDEX TO EXHIBIT
Exhibit No.
(99.1)	Press release issued by Eastman Kodak Company on December 18, 2008 relating to the departure of Hector de J. Ruiz.

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